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                                                                      EXHIBIT 99


               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jacob Pollock, Chief Executive Officer/Chief Financial officer of RVM Industries, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

       (1) the Company's Amended Annual Report on Form 10-K/A for the fiscal year ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


                                          /s/ Jacob Pollock
                                          Chief Executive Officer/
                                          Chief Financial Officer
                                          November 12, 2002




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